EXHIBIT 1

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of December 9, 2022

GENERAL ATLANTIC, L.P.

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP (BERMUDA) L.P.

By:	GAP (BERMUDA) GP LIMITED, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC GENPAR (BERMUDA), L.P.

By:	GAP (BERMUDA) L.P., its general partner

By:	GAP (BERMUDA) GP LIMITED, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS (BERMUDA) IV, L.P.

By:	GENERAL ATLANTIC GENPAR (BERMUDA), L.P., its general partner

By:	GAP (BERMUDA), L.P., its general partner

By:	GAP (BERMUDA) GP LIMITED, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS (BERMUDA) EU, L.P.

By:	GENERAL ATLANTIC GENPAR (BERMUDA), L.P., its general partner

By:	GAP (BERMUDA), L.P., its general partner

By:	GAP (BERMUDA) GP LIMITED, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC GENPAR, L.P.

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC (LUX) S.À.R.L.

By:	/s/ Ingrid van der Hoorn
	Name:	Ingrid van der Hoorn
	Title:	Manager A

By:	/s/ Gregor Dalrymple
	Name:	Gregor Dalrymple
	Title:	Manager B

GAP COINVESTMENTS III, LLC

By:	GENERAL ATLANTIC, L.P., its managing member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS IV, LLC

By:	GENERAL ATLANTIC, L.P., its managing member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS V, LLC

By:	GENERAL ATLANTIC, L.P., its managing member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS CDA, L.P.

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC GENPAR (LUX) SCSp

By:	GENERAL ATLANTIC (LUX) S.À R.L., its general partner

By:	/s/ Ingrid van der Hoorn
	Name:	Ingrid van der Hoorn
	Title:	Manager A

By:	/s/ Gregor Dalrymple
	Name: Title:	Gregor Dalrymple Manager B

GENERAL ATLANTIC PARTNERS (LUX), SCSp

By:	GENERAL ATLANTIC GENPAR (LUX) SCSp, its general partner

By:	GENERAL ATLANTIC (LUX) S.À.R.L., its general partner

By:	/s/ Ingrid van der Hoorn
	Name: Title:	Ingrid van der Hoorn Manager A

By:	/s/ Gregor Dalrymple
	Name:	Gregor Dalrymple
	Title:	Manager B

GENERAL ATLANTIC PARTNERS AIV-1 A, L.P.

By:	GENERAL ATLANTIC GENPAR, L.P., its general partner

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS AIV-1 B, L.P.

By:	GENERAL ATLANTIC GENPAR, L.P., its general partner

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC (SPV) GP, LLC

By:	GENERAL ATLANTIC, L.P., its sole member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS 100, L.P.

By:	GENERAL ATLANTIC GENPAR, L.P., its general partner

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC (HRG) COLLECTIONS, L.P.

By:	GENERAL ATLANTIC (SPV) GP, LLC, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAPCO AIV HOLDINGS, L.P.

By:	GENERAL ATLANTIC (SPV) GP, LLC, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAPCO AIV INTERHOLDCO (GS), L.P.

By:	GENERAL ATLANTIC (SPV) GP, LLC, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GA AIV-1 B INTERHOLDCO, L.P.

By:	GENERAL ATLANTIC GENPAR, L.P., its general partner

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GA AIV-1 B INTERHOLDCO (GS), L.P.

By:	GENERAL ATLANTIC (SPV) GP, LLC, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GA AIV-1 A INTERHOLDCO (GS), L.P.

By:	GENERAL ATLANTIC (SPV) GP, LLC, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS (BERMUDA) HRG II, L.P.

By:	GENERAL ATLANTIC (SPV) GP (BERMUDA), LLC, its general partner

By:	GAP (BERMUDA), L.P., its sole member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC (SPV) GP (BERMUDA), LLC

By:	GENERAL ATLANTIC GENPAR (BERMUDA), L.P., its sole member
By:	GAP (BERMUDA), L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director